UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
 SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2019

Reliant Bancorp, Inc.
 (Exact Name of Registrant as Specified in its Charter)

Tennessee	001-37391	37-1641316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1736 Carothers Parkway, Suite 100 Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

(615) 221-2020
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	RBNC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company             ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 22, 2019, Reliant Bancorp, Inc., a Tennessee corporation (“Reliant”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with PG Merger Sub, Inc., a Tennessee corporation and a wholly-owned subsidiary of Reliant (“Merger Sub”), and First Advantage Bancorp, a Tennessee corporation (“FABK” or “First Advantage”), pursuant to which, on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into FABK (the “Merger”), with FABK surviving the Merger (FABK as the surviving entity of the Merger, the “Surviving Company”). As soon as reasonably practicable following the Merger and as part of a single integrated transaction, the Surviving Company will be merged with and into Reliant (the “Second Step Merger”), with Reliant as the surviving entity, on the terms and subject to the conditions set forth in the Merger Agreement. Immediately following the Second Step Merger, First Advantage Bank, a Tennessee-chartered commercial bank and a wholly-owned subsidiary of FABK, will merge with and into Reliant Bank, a Tennessee-chartered commercial bank and a wholly-owned subsidiary of Reliant (the “Bank Merger” and, together with the Merger and the Second Step Merger, the “Mergers”), with Reliant Bank to be the surviving entity pursuant to a separate agreement and plan of merger entered into by and between Reliant Bank and First Advantage Bank. The Merger Agreement has been approved and adopted by the board of directors of Reliant and the board of directors of FABK.

Under and subject to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of common stock, par value $0.01 per share, of FABK (other than certain excluded and dissenting shares) will be converted into and canceled in exchange for the right to receive (i) $3.00 in cash, without interest (the “Cash Consideration”), and (ii) 1.17 shares of Reliant’s common stock, par value $1.00 per share (the “Stock Consideration” and, together with the Cash Consideration, the “Merger Consideration”), subject to adjustment under certain circumstances provided for in the Merger Agreement. As of October 22, 2019, there were 4,012,105 shares of FABK common stock outstanding. At the Effective Time, each outstanding option to purchase FABK common stock will be cancelled in exchange for a cash payment in an amount equal to the product of (i) $30.00 minus the per share exercise price of the option multiplied by (ii) the number of shares of FABK common stock subject to the option (to the extent not previously exercised).  In addition, at the Effective Time, each outstanding FABK restricted stock unit award and FABK restricted common stock award will fully vest and will be cancelled and converted automatically into the right to receive the Merger Consideration, treating the shares of FABK common stock underlying such awards in the same manner as all other shares of FABK common stock for such purposes.

The Merger Agreement contains customary representations and warranties from both Reliant and FABK, including representations and warranties with respect to the subject party’s and its subsidiaries’ businesses, and each party has agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time. Each party has also agreed to call a meeting of its shareholders to approve, in the case of FABK, the Merger Agreement and the transactions contemplated thereby, including the Merger (the “FABK Shareholder Approval”), and, in the case of Reliant, the issuance of the shares of Reliant common stock constituting the Stock Consideration (the “Reliant Shareholder Approval”). FABK has each agreed to customary non-solicitation covenants relating to alternative acquisition proposals that prohibit FABK from, subject to certain customary exceptions, soliciting proposals relating to certain alternative acquisition proposals or entering into discussions or negotiations or providing confidential information in connection with certain proposals for an alternative acquisition. Notwithstanding any alternative acquisition proposals, the Merger Agreement requires FABK to convene a meeting of its shareholders and submit the Merger Agreement to its shareholders for approval, unless the Merger Agreement has been terminated.

The completion of the Mergers is subject to customary conditions, including (1) receipt of the Reliant Shareholder Approval and the FABK Shareholder Approval, (2) authorization for listing on the Nasdaq Capital Market of the shares of Reliant common stock to be issued as Stock Consideration in the Merger, (3) receipt of required regulatory approvals, (4) effectiveness of the registration statement on Form S-4 for the Reliant common stock to be issued as Stock Consideration in the Merger, and (5) the absence of any order, decree, or injunction preventing the completion of the Mergers or making the Mergers illegal.

Each party’s obligation to complete the Mergers is also subject to certain additional customary conditions, including (1) subject to certain exceptions, the accuracy of the representations and warranties of Reliant and Merger Sub, in the case of FABK, and FABK, in the case of Reliant and Merger Sub, (2) performance in all material respects by Reliant and Merger Sub, in the case of FABK, and FABK, in the case of Reliant and Merger Sub, of their or its obligations under the Merger Agreement, and (3) receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. The obligation of Reliant to complete the Merger is also subject to holders of not more than 10% of the outstanding shares of FABK’s common stock perfecting their rights to dissent from the Merger as well as FABK obtaining certain specified approvals, consents, and waivers.

The Merger Agreement provides Reliant, on one hand, and FABK, on the other hand, the right to terminate the Merger Agreement under certain circumstances and further provides that FABK will be obligated to pay Reliant a termination fee of $6,000,000 if the Merger Agreement is terminated under specific circumstances described in the Merger Agreement.

The Merger Agreement provides that, prior to or at the Effective Time, Reliant and Reliant Bank and each of their respective boards of directors will take all requisite action to increase the size of the Reliant and Reliant Bank boards of directors by two members and to elect or appoint to each of the Reliant and Reliant Bank boards of directors, effective as of or immediately following the Effective Time, William Lawson Mabry and Michael E. Wallace, or, if either such individual is unwilling or unable to serve, another member of FABK’s board of directors as of the date of the Merger Agreement mutually agreed upon by Reliant and FABK who continues to serve as a member of FABK’s board of directors until immediately prior to the Effective Time (each a “FABK Appointed Director”). Provided that a FABK Appointed Director continues to satisfy the standards and requirements for service on the Reliant and Reliant Bank boards of directors that are generally applicable to all directors, the board of directors of Reliant (or the appropriate committee thereof) shall nominate such FABK Appointed Director for reelection to Reliant’s board of directors at the first annual meeting of the shareholders of Reliant following the Effective Time.

As an inducement for Reliant and Merger Sub to enter into the Merger Agreement, certain FABK directors entered into voting agreements with Reliant dated as of the date of the Merger Agreement pursuant to which these persons have agreed, among other things and subject to the terms and conditions contained in the voting agreements, to vote their shares of FABK common stock in favor of approval of the Merger Agreement and the transactions contemplated thereby and against any alternative acquisition proposals (the “FABK Voting Agreements”). The FABK Voting Agreements also place certain restrictions on the transfer by the directors party thereto of their shares of FABK common stock prior to the earlier of the Effective Time and the termination of the Merger Agreement.

Similarly, as an inducement for FABK to enter into the Merger Agreement, certain Reliant directors entered into voting agreements with FABK dated as of the date of the Merger Agreement pursuant to which these persons have agreed, among other things and subject to the terms and conditions contained in the voting agreements, to vote their shares of Reliant common stock in favor of approval of the issuance of the shares of Reliant common stock constituting the Stock Consideration (the “Reliant Voting Agreements”). The Reliant Voting Agreements also place certain restrictions on the transfer by the directors party thereto of their shares of Reliant common stock prior to the earlier of the Effective Time and the termination of the Merger Agreement.

The preceding summary of certain provisions of the FABK Voting Agreements and the Reliant Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of FABK Voting Agreement and the form of Reliant Voting Agreement included as Exhibit A and Exhibit B, respectively, to the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

In addition, as an inducement for Reliant and Merger Sub to enter into the Merger Agreement, certain FABK directors entered into lock-up agreements with Reliant dated as of the date of the Merger Agreement, which contain certain restrictions on the transfer by such persons of shares of Reliant common stock following the Merger (the “Lock-Up Agreements”).

The preceding summary of certain provisions of the Lock-Up Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Lock-Up Agreement included as Exhibit C to the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The representations, warranties, and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of, the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact.  In addition, such representations and warranties (1) will not survive consummation of the Merger and (2) were made only as of the date of the Merger Agreement or such other date specified in the Merger Agreement.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties, their respective affiliates, or their respective businesses.  The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding FABK or Reliant, their respective affiliates, their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 that Reliant intends to file with the Securities and Exchange Commission (“SEC”) in connection with the Merger (which will include a joint proxy statement of FABK and Reliant and a prospectus of Reliant) and the other filings that Reliant makes with the SEC.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information in Item 1.01 is incorporated by reference into this Item.

Item 7.01	Regulation FD Disclosure.

On October 23, 2019, Reliant issued a press release announcing its entry into the Merger Agreement. A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In addition, Reliant intends to provide supplemental information regarding the proposed transaction in connection with presentations to analysts and investors. A copy of the slides that may be made available in connection with the presentations is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth in this Item 7.01 (including the information in Exhibits 99.1 and 99.2 attached hereto) is being furnished to the SEC and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under the Exchange Act. Such information shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated October 22, 2019, by and among Reliant Bancorp, Inc., PG Merger Sub, Inc., and First Advantage Bancorp.*
99.1	Press Release, issued by Reliant Bancorp, Inc., dated October 23, 2019.
99.2	Investor Presentation Materials, dated October 23, 2019.

*	The registrant has omitted schedules to the subject agreement pursuant to Item 601(a)(5) of Regulation S-K. The registrant will furnish a copy of any omitted schedule to the SEC upon request.

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The words “believe,” “anticipate,” “expect,” “may,” “assume,” “should,” “predict,” “could,” “would,” “intend,” “targets,” “estimates,” “projects,” “plans,” and “potential,” and other similar words and expressions of similar meaning, and the negatives thereof, are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking, including statements about the expected timing and likelihood of completion of the proposed transaction (the “First Advantage Transaction”) between Reliant and First Advantage, the benefits of the First Advantage Transaction to Reliant, First Advantage, and their respective shareholders, Reliant’s future financial and operating results (including the anticipated impact of the First Advantage Transaction, separately or together with Reliant’s previously-announced, pending acquisition of Tennessee Community Bank Holdings, Inc. (“TCB Holdings”) (the “TCB Holdings Transaction” and, together with the First Advantage Transaction, the “Transactions”), on Reliant’s earnings per share and tangible book value), and Reliant’s plans, objectives, and intentions.

All forward-looking statements are subject to assumptions, risks, uncertainties, and other factors that may cause actual results, performance, or achievements to differ materially from any results, performance, or achievements expressed or implied by such forward-looking statements. Such assumptions, risks, uncertainties, and factors include, among others, (1) the risk that expected cost savings and revenue synergies from the Transactions may not be realized or take longer than anticipated to be realized, (2) the ability to meet expectations regarding the timing and completion and accounting and tax treatment of the Transactions, (3) the effect of the announcement and pendency of the Transactions on customer, supplier, or employee relationships and operating results (including without limitation difficulties in maintaining relationships with employees and customers), as well as on the market price of Reliant’s common stock, (4) the risk that the businesses and operations of First Advantage and its subsidiaries and of TCB Holdings and its subsidiaries cannot be successfully integrated with the business and operations of Reliant and its subsidiaries or that integration will be more costly or difficult than expected, (5) the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement or the definitive merger agreement for the TCB Holdings Transaction, (6) the amount of costs, fees, expenses, and charges related to the Transactions, including those arising as a result of unexpected factors or events, (7) the ability to obtain the shareholder and governmental approvals required for the Transactions, (8) reputational risk associated with and the reaction of the parties’ customers, suppliers, employees, or other business partners to the Transactions, (9) the failure of any of the conditions to the closing of the Transactions to be satisfied, or any unexpected delay in closing the Transactions, (10) the dilution caused by Reliant’s issuance of additional shares of its common stock in the Transactions, (11) Reliant’s ability to simultaneously execute on two separate business combination transactions, (12) the risk associated with Reliant management’s attention being diverted away from the day-to-day business and operations of Reliant to the completion of the Transactions, and (13) general competitive, economic, political, and market conditions. Additional factors which could affect the forward-looking statements can be found in Reliant’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at http://www.sec.gov. Reliant believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. Reliant disclaims any obligation to update or revise any forward-looking statements, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise.

Additional Information About the Transaction and Where to Find It

In connection with the First Advantage Transaction, Reliant intends to file a registration statement on Form S-4 with the SEC to register the shares of Reliant common stock that will be issued to First Advantage’s shareholders in connection with the First Advantage Transaction. The registration statement will include a joint proxy statement of Reliant and First Advantage and prospectus of Reliant and other relevant materials pertaining to the First Advantage Transaction. The joint proxy statement/prospectus will be sent to Reliant’s and First Advantage’s shareholders in connection with seeking the required shareholder approval(s) for the First Advantage Transaction. INVESTORS AND SECURITY HOLDERS OF RELIANT AND FIRST ADVANTAGE ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS, AND OTHER RELEVANT MATERIALS THAT MAY BE FILED WITH THE SEC IN CONNECTION WITH THE FIRST ADVANTAGE TRANSACTION (AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS) CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RELIANT, FIRST ADVANTAGE, AND THE FIRST ADVANTAGE TRANSACTION. Investors and security holders may obtain free copies of the registration statement and related joint proxy statement/prospectus, when filed, as well as other documents filed by Reliant with the SEC, through the website maintained by the SEC at http://www.sec.gov. Free copies of the documents filed by Reliant with the SEC (including the registration statement and related joint proxy statement/prospectus) also may be obtained by directing a request by mail or telephone to Reliant Bancorp, Inc., 6100 Tower Circle, Suite 120, Franklin, Tennessee 37067, Attention: J. Daniel Dellinger, Chief Financial Officer, (615) 221-2020.

This communication is for informational purposes only and shall not constitute a solicitation of any proxy, vote, or approval or an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Participants in the Solicitation

Reliant, First Advantage, and certain of their respective directors and executive officers may be deemed participants in the solicitation of proxies from Reliant’s and First Advantage’s shareholders in connection with the First Advantage Transaction. Certain information about the directors and executive officers of Reliant and First Advantage will be included in the joint proxy statement/prospectus included in the registration statement on Form S-4 to be filed by Reliant with the SEC. Information about the directors and executive officers of Reliant can also be found in Reliant’s definitive proxy statement for its 2019 annual meeting of shareholders, filed with the SEC on April 22, 2019, and other documents subsequently filed by Reliant with the SEC. Additional information regarding the interests of these participants will also be included in the joint proxy statement/prospectus pertaining to the First Advantage Transaction if and when it becomes available. These documents can be obtained free of charge in the manner described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT BANCORP, INC.

Date: October 23, 2019
/s/ DeVan D. Ard, Jr.
DeVan D. Ard, Jr.
Chairman, President and CEO